Offerings - Offering: 1	Oct. 22, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock, par value $0.0001 per share
Amount Registered | shares	1,437,500
Proposed Maximum Offering Price per Unit	5.00
Maximum Aggregate Offering Price	$ 7,187,500.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 992.59